Dreyfus
Municipal Bond
Fund, Inc.
ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal

                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Bond Fund, Inc. covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended August 31, 2001, the fund produced an 11.00% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average's return was 9.69% for the same period.(2)

We attribute the fund' s good relative performance to our security selection, yield enhancement and duration management strategies. We received especially strong returns from income-oriented bonds that appreciated in value as the differences in yields narrowed among bonds with various credit ratings. Additionally, we were able to capitalize on the dramatic decline of short-term interest rates.

What is the fund's investment approach?

The fund' s goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. We also seek competitive total returns.

In pursuit of these objectives, we employ two primary strategies. First, we attempt to add value by searching the national marketplace for the tax-exempt bonds that we believe are most likely to provide the highest returns. This search involves a thorough analysis of individual securities' characteristics such as maturity, yield, price and redemption features. When we find securities that we believe are more attractive than existing holdings, we typically add them to the fund and sell bonds we consider less attractive.

Second, we tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates. If we expect interest rates to rise or the supply of newly issued bonds to increase, for example, we may reduce the fund' s average duration by maintaining a cash position which later will be reinvested in other securities or by swapping into bonds with more defensive characteristics and shorter durations.

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Conversely, if we expect interest rates to decline or the demand for municipal bonds to surge, we may increase the fund's average duration to take advantage of opportunities for capital appreciation.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund' s performance. Soon after the 12-month reporting period began, slower retail sales, lower levels of capital spending, higher energy prices and workforce layoffs adversely affected economic growth throughout the United States. The Federal Reserve Board took aggressive action in early January 2001 to stimulate economic growth, when it implemented the first of the reporting period' s seven interest-rate cuts for a total reduction of 300 basis points. Despite these actions, however, economic weakness generally intensified throughout the reporting period. As a result, except for temporary reversals during the spring tax season, yields of tax-exempt bonds generally moved lower in this environment.

Some of the municipal bond market's strong performance can also be attributed to investors fleeing a declining stock market. This "flight to quality" strengthened demand relative to a limited supply of tax-exempt bonds. Demand was particularly strong among individual investors for high quality, income-oriented bonds in the intermediate-maturity range.

Our security selection strategy worked well. Approximately one-third of the fund's assets were invested during the reporting period in income-oriented bonds issued by tax-exempt entities such as hospitals and industrial development agencies. These bonds appreciated in value when differences in yields narrowed among bonds with different credit ratings. The fund also benefited from our successful yield enhancement strategies, which employed securities known as inverse floaters to boost the fund' s overall yield while interest rates declined.


Although the fund's average duration is generally a reflection of our security selection strategy, it is interesting to note that the fund's average duration was modestly longer than that of its peer group during most of the reporting period. This position enabled the fund to capture higher prevailing yields while interest rates declined.

What is the fund's current strategy?

After seven reductions so far this year, we believe that interest rates may be close to their lows for the current cycle. Accordingly, we have gradually moved the fund toward a more defensive posture by reducing our holdings of deep-discount bonds that had appreciated in value, and focusing more intently on shorter duration bonds and on income-oriented bonds that cannot be redeemed for several years by their issuers. These bonds tend to do well during economic downturns because their relatively high yields provide a cushion against potential price declines. In addition, we have continued to seek to enhance the fund's yield.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01

        1 Year              5 Years                 10 Years
--------------------------------------------------------------------------------

FUND    11.00%                5.95%                    6.20%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MUNICIPAL BOND FUND, INC. ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001



                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.3%                                                     Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.7%

Alabama Housing Finance Authority, SFMR:

   6.45%, 10/1/2025                                                                           5,565,000                5,841,469

   6.10%, 10/1/2027                                                                           6,945,000                7,325,586

Alabama Industrial Development Authority,
   SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023                                                                          23,000,000               23,157,550

Alabama Public School and College Authority
   (Capital Improvement):

      5.50%, 7/1/2015                                                                        23,520,000               25,476,158

      5.50%, 7/1/2019                                                                        29,250,000               31,180,792

Industrial Development Board of the Town of Courtland, SWDR

  (Champion International Corp. Project)

   7%, 11/1/2022                                                                              8,100,000                8,476,974

Jefferson County Sewer Revenue,
   Capital Improvement Warrants

   5.75%, 2/1/2038 (Insured; FGIC)                                                           23,000,000               24,458,890

ALASKA--.9%

Alaska Energy Authority, Power Revenue (Bradley Lake)

   6%, 7/1/2017 (Insured; FSA)                                                                5,730,000                6,656,426

Alaska Housing Finance Corp.

  (Collateralized Veterans Mortgage Program)

   6.375%, 12/1/2027                                                                          4,725,000                4,986,103

Anchorage:

   Electric Utility Revenue 6.50%, 12/1/2015 (Insured; MBIA)                                  6,135,000                7,476,724

   GO School 5.50%, 7/1/2012 (Insured; FGIC)                                                  5,000,000                5,533,800

ARIZONA--2.8%

Arizona School Facilities Board,
  State School Improvement Revenue

   5.50%, 7/1/2012                                                                           23,000,000               25,651,900

The Industrial Development Authority of
   the County of Apache, PCR

   (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                        14,000,000               13,279,420

      5.875%, 3/1/2033                                                                       37,050,000               35,137,108

CALIFORNIA--6.0%

Airport Commission City and County of San Francisco

   (San Francisco International Airport)
   6.50%, 5/1/2015 (Insured: FGIC)                                                           10,100,000               11,177,266

Alameda Corridor Transportation Authority,
   Revenue, Senior Lien:

      Zero Coupon, 10/1/2033 (Insured; MBIA)                                                 10,745,000                2,002,868

      Zero Coupon, 10/1/2035 (Insured; MBIA)                                                 23,545,000                3,940,727

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Department of Water Resource, Water Revenue

   (Central Valley Project) 5.50%, 12/1/2016                                                  7,670,000                8,503,192

California Public Works Board, LR
   (Various University of California Projects)

   5.50%, 6/1/2014                                                                            9,750,000               10,975,380

California Statewide Communities Development Authority:

   LR 8.688%, 10/1/2033                                                                      20,750,000  (a,b)        18,256,680

   Special Facilities Revenue 8.539%, 10/1/2034                                              24,500,000  (a,b)        20,910,995

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   Zero Coupon, 1/1/2025                                                                     41,360,000               12,786,444

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue:

      Zero Coupon, 1/15/2025 (Insured; MBIA)                                                 43,535,000               12,951,663

      Zero Coupon, 1/15/2034 (Insured; MBIA)                                                149,000,000               27,530,730

      Zero Coupon, 1/15/2035 (Insured; MBIA)                                                135,945,000               23,802,610

University of California, Revenue (Multi-Purpose)
   5.30%, 9/1/2030                                                                            6,000,000                6,235,980

COLORADO--1.8%

Colorado Department of Transportation,
  Transportation Revenue, RAN

   5.50%, 6/15/2012 (Insured; MBIA)                                                          18,000,000               20,119,860

City and County of Denver, Airport Revenue:

   7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                                 6,390,000  (c)           6,865,160

   7.25%, 11/15/2023                                                                         19,375,000               20,639,800

CONNECTICUT--1.1%

Connecticut Resource Recovery Authority

   (American Fuel Co. Project) 6.45%, 11/15/2022                                              7,325,000                7,508,711

Mashantucket Western Pequot Tribe, Special Revenue:

   6.40%, 9/1/2011 (Prerefunded 9/1/2007)                                                     9,170,000  (b,c)        10,696,805

   6.40%, 9/1/2011                                                                            9,330,000  (b)          10,164,289

DELAWARE--.6%

Delaware Economic Development Authority,
   Water Development Revenue
   (Wilmington Suburban Water Corp. Project)
   6.80%, 12/1/2023                                                                           8,000,000                8,224,320

Delaware Housing Authority, Senior SFMR 6.45%, 1/1/2026                                       7,095,000                7,348,150

DISTRICT OF COLUMBIA--4.0%

District of Columbia Tobacco Settlement Financing Corp.:

   6.50%, 5/15/2033                                                                          15,000,000               16,929,750

   6.75%, 5/15/2040                                                                          10,000,000               11,080,000


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (CONTINUED)

District of Columbia Water and Sewer Authority,
  Public Utility Revenue

   5.50%, 10/1/2018 (Insured; FSA)                                                           10,065,000               11,046,639

Metropolitan Washington Airports Authority,

  Airport System Revenue:

      6.625%, 10/1/2012 (Insured; MBIA)                                                      40,400,000               42,668,056

      6.625%, 10/1/2019 (Insured; MBIA)                                                      23,600,000               24,918,296

FLORIDA--4.4%

Florida Board of Education,

   Capital Outlay (Public Education) 5.50%, 6/1/2016                                         12,000,000               13,060,200

Florida Community Services Corp. Walton County,
   Water and Sewer Revenue

   (South Walton County Regional Utility):

      7%, 3/1/2018 (Prerefunded 9/1/2002)                                                       700,000  (c)             745,045

      7%, 3/1/2018                                                                            2,800,000                2,964,976

Florida Department of Environmental Protection, Revenue:

   5.75%, 7/1/2012 (Insured; FGIC)                                                           18,925,000               21,418,369

   5.75%, 7/1/2013 (Insured; FGIC)                                                           10,270,000               11,541,631

Gulf Breeze, Revenue (Capital Funding)
   4.50%, 10/1/2027 (Insured; MBIA)                                                          31,945,000               29,316,565

Hillsborough County, Junior Lien Utility Revenue

   5.50%, 8/1/2013 (Insured; AMBAC)                                                          10,000,000               11,193,700

Orlando Utilities Commission, Water and Electric Revenue
   6.75%, 10/1/2017                                                                          15,875,000               19,475,609

Tampa Bay, Water Utility System Revenue, Improvement

   5.25%, 10/1/2019 (Insured; FGIC)                                                          10,000,000               10,441,300

GEORGIA--3.8%

City of Atlanta, Water and Wastewater Revenue

   5.50%, 11/1/2022 (Insured; FGIC)                                                          10,000,000               11,029,100

Fulton County Facilities Corp., COP

  (Fulton County, Georgia Public Purpose Project)

   5.50%, 11/1/2018 (Insured; AMBAC)                                                         11,130,000               11,949,279

Georgia:

   5.80%, 11/1/2014                                                                          19,580,000               22,090,352

   5.80%, 11/1/2015                                                                          20,000,000               22,466,200

   5.75%, 8/1/2016                                                                           15,210,000               17,392,939

Municipal Electric Authority of Georgia (Project One)

   5.25%, 1/1/2013 (Insured; MBIA)                                                           14,660,000               15,904,927

HAWAII--.6%

Hawaii 5.80%, 9/1/2015 (Insured; FSA)                                                        14,000,000               15,447,460

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IDAHO--.4%

Idaho Housing Agency, Multi-Family Housing
   6.70%, 7/1/2024                                                                           10,050,000               10,533,807

ILLINOIS--6.8%

Chicago (Neighborhoods Alive 21 Program)

   5.50%, 1/1/2031 (Insured; FGIC)                                                           28,075,000  (d)          29,269,310

Chicago O'Hare International Airport, Special Facility Revenue

   (United Airlines Project) 6.30%, 5/1/2016                                                 25,000,000               25,709,750

Chicago Board of Education:

   (Chicago School Reform) Zero Coupon,
      12/1/2028 (Insured; FGIC)                                                              13,475,000                3,187,376

   Zero Coupon, 12/1/2024 (Insured: FGIC)                                                    31,050,000                9,180,864

Cook County 7.37%, 11/15/2012 (Insured; FGIC)                                                 6,000,000  (a)           7,247,280

Illinois 5.375%, 5/1/2012 (Insured; FSA)                                                     17,000,000               18,593,750

Illinois Development Finance Authority, Revenue

  Pollution Control, Refunding
  (Central Illinois Public Service Co.)

   6.375%, 1/1/2028                                                                          16,450,000               16,852,367

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology) 6.875%, 12/1/2015                                       7,250,000                8,049,748

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                         10,000,000               10,684,100

   (Mercy Hospital and Medical Center) 7%, 1/1/2015                                           7,500,000                4,555,350

Illinois Housing Development Authority:

   Multi-Family Housing (Lawndale Redevelopment Project)
      6.90%, 12/1/2026 (Insured; FHA)                                                         8,750,000                9,295,213

   (Multi-Family Program) 6.75%, 9/1/2021                                                     8,750,000                9,023,875

   Section 8 Elderly Housing Revenue
      (Morningside North Development)

      6.85%, 1/1/2021 (Prerefunded 1/1/2003)                                                 11,220,000  (c)          12,035,133

Metropolitan Pier and Exposition Authority,
   Dedicated Tax Revenue

   (McCormick Place Expansion Project)

   5.375%, 12/15/2016 (Insured; FGIC)                                                        15,880,000               16,833,594

INDIANA--.5%

IPS School Building Corp., First Mortgage

   6.10%, 1/15/2020 (Prerefunded 7/15/2004)                                                  11,000,000  (c)          12,170,290

IOWA--.3%

Iowa Finance Authority, SFMR
  (Mortgage Backed Securities Program)

   6.65%, 7/1/2028                                                                            8,425,000                8,740,853


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS--1.2%

Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)                                               31,300,000                32,778,612

KENTUCKY--1.9%

City of Ashland, Sewage and Solid Waste Revenue

   (Ashland Inc. Project) 7.125%, 2/1/2022                                                   13,170,000               14,021,309

Kenton County Airport Board, Airport Revenue,

  Special Facilities (Delta Airlines Project)

   7.125%, 2/1/2021                                                                           8,455,000                8,694,784

Mount Sterling, LR (Kentucky League Cities Funding)

   6.10%, 3/1/2018                                                                            7,955,000                9,047,142

Pendleton County, Multi-County LR

   (Kentucky Associates Counties Leasing Trust Program)
   6.50%, 3/1/2019                                                                           18,500,000               19,298,645

LOUISIANA--.5%

Parish of West Feliciana, PCR (Gulf States Utilities-I)

   7.70%, 12/1/2014                                                                          14,000,000               14,503,720

MAINE--.5%

Maine Financial Authority, Solid Waste Revenue

  Recycling Facilities (Great Northern Paper, Inc.
  Project-Bowater Inc. Obligor)

   7.75%, 10/1/2022                                                                           8,165,000                8,651,307

Maine Housing Authority, Mortgage Purchase
   6.875%, 11/15/2023                                                                         3,755,000                3,946,768

MARYLAND--1.7%

Community Development Administration,

  Department of Housing and Community
  Development State of Maryland:

      10.666%, 4/1/2026                                                                       4,145,000  (a,b)         4,607,789

      8.898%, 7/1/2039                                                                        5,000,000  (a,b)         5,256,350

      (Single Family Program) 6.75%, 4/1/2026                                                19,180,000               19,871,823

Maryland Health and Higher Educational
   Facilities Authority, Revenue

   (Johns Hopkins University) 5%, 7/1/2041                                                   15,000,000               14,858,100

MASSACHUSETTS--3.0%

Massachusetts:

   5.50%, 1/1/2012                                                                           10,250,000               11,452,838

   9.810%, 2/1/2015                                                                          10,000,000  (a,b)        12,678,000

   (Consolidated Loan):

      5.80%, 2/1/2017 (Prerefunded 2/1/2010)                                                  4,000,000  (c)           4,574,240

      5.25%, 8/1/2017                                                                        11,500,000               12,451,855

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Development Finance Agency,
  Revenue (Boston University Issue)

   6%, 5/15/2059                                                                              8,000,000                9,020,960

Massachusetts Housing Finance Agency, Revenue:

  Housing:

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        4,140,000                4,352,216

      6.60%, 1/1/2037 (Insured; AMBAC)                                                        7,100,000                7,458,550

   Single Family Housing:

      7.125%, 6/1/2025                                                                       11,780,000               12,103,597

      6.65%, 12/1/2027                                                                        6,825,000                7,214,981

MICHIGAN--2.2%

The Economic Development Corp. of the County of Gratiot,

   Limited Obligation EDR (Danly Die Set Project)
   7.625%, 4/1/2007                                                                           3,200,000                3,228,256

Michigan, GO 5.50%, 12/1/2013                                                                 7,500,000                8,421,900

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group):

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                              15,000,000  (c)          18,092,250

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                               15,300,000  (c)          17,821,287

Michigan Housing Development Authority, SFMR
   10.954%, 12/1/2027                                                                         8,925,000  (a,b)         9,873,281

Royal Oak Hospital Finance Authority, HR
   (William Beaumont Hospital Obligated Group)

   5.25%, 11/15/2031 (Insured; MBIA)                                                          2,000,000                2,024,280

MINNESOTA--2.7%

Minneapolis and Saint Paul Metropolitan
  Airports Commission, Revenue:

      Airport 5.75%, 1/1/2032 (Insured; FGIC)                                                 5,000,000                5,382,850

      Special Facilities (Northwest Airlines) 7%, 4/1/2025                                    6,000,000                5,951,640

Minnesota, GO 5.50%, 11/1/2015                                                               13,675,000               14,933,647

Minnesota Housing Finance Agency,
   Single Family Mortgage:

      6.90%, 7/1/2022                                                                         4,245,000                4,419,385

      6.50%, 7/1/2024                                                                        14,140,000               14,879,663

      6.45%, 7/1/2025                                                                        25,910,000               27,237,628

MISSOURI--.7%

Missouri Higher Education Loan Authority,
  Student Loan Revenue

   6.75%, 2/15/2009                                                                          11,500,000               12,209,780

The City of Saint Louis, Airport Revenue
   (Airport Development Program)

   5.625%, 7/1/2016 (Insured; MBIA)                                                           5,000,000                5,469,700



                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEBRASKA--1.0%

Omaha Public Power District, Electric Revenue
   8.445%, 2/1/2014                                                                          22,400,000  (a,b)        27,601,952

NEVADA--2.3%

Clark County, IDR (Nevada Power Co. Project):

   5.50%, 10/1/2030                                                                          10,000,000                9,136,600

   5.60%, 10/1/2030                                                                          12,900,000               11,670,243

   5.90%, 10/1/2030                                                                          12,200,000               11,598,784

Clark County School District
   5.50%, 6/15/2014 (Insured; FSA)                                                            9,000,000               10,020,420

Nevada Housing Division (Single Family Program)
   6.80%, 4/1/2027                                                                            8,715,000                9,057,238

Washoe County Gas Facilities Revenue

  (Sierra Pacific Power Co. Project)

   6.70%, 11/1/2032 (Insured; MBIA)                                                          10,000,000               10,600,000

NEW HAMPSHIRE--2.4%

Business Finance Authority of the State of New Hampshire:

  PCR (Public Service Co. of New Hampshire Project)

      6%, 5/1/2021                                                                           15,500,000               15,717,930

   State Guaranteed Airport Revenue
      (Manchester Airport Project):

         6.50%, 1/1/2019                                                                     12,600,000               12,915,126

         6.375%, 1/1/2022                                                                     8,650,000                8,863,050

New Hampshire Housing Finance Authority:

  Multi-Family Housing:

      7.55%, 7/1/2013                                                                         4,205,000                4,816,197

      (Mariners Village Project)

         6.60%, 1/1/2038 (Insured; FHA)                                                       7,365,000                7,708,798

   Single Family Residential Mortgage:

      6.85%, 1/1/2025                                                                         7,075,000                7,301,683

      6.95%, 1/1/2026                                                                         6,095,000                6,349,710

NEW JERSEY--4.7%

New Jersey Economic Development Authority:

  PCR

    (Public Service Electric and Gas Co. Project)

      6.40%, 5/1/2032 (Insured; MBIA)                                                        32,040,000               34,074,540

   Special Facility Revenue
      (Continental Airlines, Inc. Project):

         6.40%, 9/15/2023                                                                    14,500,000               14,616,870

         6.25%, 9/15/2029                                                                    11,000,000               10,870,640

New Jersey Transit Corp.,
   COP 9.34%, 9/15/2014                                                                       7,500,000  (a,b)         9,275,325

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority:

   9.036%, 6/15/2012                                                                         12,330,000  (a,b)        16,462,523

   (Transportation System):

      5.75%, 6/15/2018                                                                        7,750,000                8,837,868

      5.75%, 6/15/2020                                                                       12,645,000              v 14,331,337

New Jersey Turnpike Authority, Turnpike Revenue
   9.32%, 1/1/2017                                                                           15,000,000  (a,b)        17,984,700

NEW MEXICO--.4%

New Mexico Educational Assistance Foundation,
   Student Loan Revenue 7.45%, 3/1/2010                                                       3,765,000                3,995,192

New Mexico Mortgage Financing Authority 6.80%, 1/1/2026                                       5,500,000                6,221,930

NEW YORK--6.7%

Long Island Power Authority, Electric System Revenue:

   8.87%, 12/1/2012                                                                           5,000,000  (a,b)         6,284,650

   8.87%, 12/1/2013                                                                          12,930,000  (a,b)        16,267,621

New York City:

   6.375%, 8/15/2011 (Prerefunded 8/15/2005)                                                  6,565,000  (c)           7,479,505

   6.375%, 8/15/2011                                                                         24,720,000               27,773,167

   5.50%, 5/15/2015 (Insured; MBIA)                                                          11,180,000               12,158,697

New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue

   5.50%, 6/15/2033                                                                          24,215,000               25,437,858

New York City Transitional Finance Authority,
   Revenue (Future Tax Secured):

    8.22%, 2/15/2015                                                                        8,505,000  (a,b)          10,491,003

      5.50%, 11/1/2018                                                                       29,105,000               31,273,031

New York State Dormitory Authority, Revenue:

   (City University) 7.50%, 7/1/2010                                                          5,000,000                5,932,050

   8.03%, 5/15/2013                                                                          10,175,000  (a)          12,791,400

Port Authority of New York and New Jersey

   4.25%, 10/1/2026 (Insured; FGIC)                                                          25,805,000               23,208,243

NORTH CAROLINA--2.5%

Charlotte:

   5.25%, 2/1/2015                                                                           12,130,000               12,915,660

   5.25%, 2/1/2016                                                                           13,930,000               14,759,671

   (Charlotte/Douglas International Airport)

      Special Facility Revenue 5.60%, 7/1/2027                                               19,280,000               13,448,957

Mecklenburg County 5.50%, 4/1/2012                                                           17,655,000               19,864,347

North Carolina Housing Finance Agency,
   Single Family Revenue

   6.50%, 9/1/2026                                                                            5,155,000                5,437,803


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA--.2%

North Dakota Housing Finance Agency

   (Housing Mortgage Finance Program) 6.75%, 7/1/2025                                         5,425,000                5,650,517

OHIO--1.3%

Cleveland, Airport Special Revenue
   (Continental Airlines Inc. Project) 5.375%, 9/15/2027                                     14,100,000               11,752,209

Ohio Highway, Capital Improvements 5.625%, 5/1/2010                                          20,000,000               22,491,800

OKLAHOMA--.5%

Claremore Industrial and Redevelopment Authority, EDR

   (Yuba Project) 8.375%, 7/1/2011                                                            7,500,000                7,609,500

Southern Oklahoma Memorial Hospital Authority, HR

   6.60%, 12/1/2012 (Prerefunded 12/1/2002)                                                   5,725,000  (c)           6,114,300

PENNSYLVANIA--1.7%

Delaware County Industrial Development Authority,
   Water Facilities Revenue
   (Philadelphia Suburban Water)
   6.35%, 8/15/2025 (Insured; FGIC)                                                          10,000,000               10,908,700

Pennsylvania:

   5.25%, 10/15/2015                                                                         11,350,000               12,122,141

   5.25%, 10/15/2016                                                                         11,350,000               12,043,031

Pennsylvania Higher Educational Facilities Authority,

   UPMC Health System Revenue 6%, 1/15/2031                                                  10,800,000               11,427,480

RHODE ISLAND--1.2%

Rhode Island Housing and Mortgage Finance Corp.

  (Homeownership Opportunity):

      6.95%, 4/1/2022                                                                         7,510,000                7,944,904

      6.60%, 10/1/2025                                                                       10,210,000               10,734,896

      6.50%, 4/1/2027                                                                        11,835,000               12,334,792

SOUTH CAROLINA--2.0%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                          10,000,000               10,514,300

Piedmont Municipal Power Agency, Electric Revenue

   6.60%, 1/1/2021                                                                            8,635,000                8,636,295

Richland County, Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 7.125%, 9/1/2021                                                6,250,000                6,389,125

South Carolina Housing Finance and Development Authority,

  Mortgage Revenue:

      6.75%, 7/1/2026                                                                         3,610,000                3,763,172

      6.70%, 7/1/2027                                                                         5,025,000                5,247,507

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (CONTINUED)

Tobacco Settlement Revenue Management Authority,
  Tobacco Settlement Asset--Backed Bonds

   6.375%, 5/15/2028                                                                         18,000,000               19,357,920

TENNESSEE--.2%

Tennessee Housing Development Agency
   (Mortgage Finance) 6.55%, 7/1/2026                                                         5,265,000                5,478,654

TEXAS--8.5%

Alliance Airport Authority Inc., Special Facilities Revenue

   9.876%, 4/1/2021                                                                          28,035,000  (a)          29,467,028

Angelina and Neches River Authority, SWDR
   (Champion International Corp. Project)

   7.375%, 5/1/2015                                                                           5,570,000                5,791,463

Austin Convention Enterprises Inc., Convention Center
   Hotel Second Tier Revenue

   5.75%, 1/1/2032                                                                           20,000,000               20,721,400

Bell County Health Facilities Development Corp.,
   Retirement Facility Revenue

   (Buckner Retirement Services, Inc. Obligated Group Project)

   5.25%, 11/15/2028                                                                          8,600,000                8,154,950

Gulf Coast Waste Disposal Authority, Revenue:

   (Champion International Corp.) 7.375%, 10/1/2025                                          12,000,000               12,690,960

   Solid Waste Disposal (Occidental Petroleum Corp. Project)
      7%, 11/1/2020                                                                           7,725,000                8,002,018

Harris County Hospital District, Mortgage Revenue:

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          3,465,000                4,052,421

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          4,890,000                5,807,266

Houston:

  Airport System Revenue,
    Special Facilities (Continental Airlines)

      6.75%, 7/1/2029                                                                        17,000,000               17,010,880

   Public Improvement 5.375%, 3/1/2014 (Insured; FSA)                                        10,300,000  (d)          11,093,615

   Water and Sewer System Revenue (Junior Lein):

      5.50%, 12/1/2013 (Insured; FSA)                                                        10,000,000  (d)          10,972,500

      Zero Coupon, 12/1/2026 (Insured; FSA)                                                  93,795,000               24,790,018

      Zero Coupon, 12/1/2028 (Insured; FSA)                                                  39,250,000                9,264,570

Rio Grande Valley Health Facilities Development Corp., HR

  (Valley Baptist Medical Center Project)

   6.40%, 8/1/2016 (Insured; MBIA)                                                           11,200,000               11,755,856

Tarrant County Health Facilities Development Corp.,
   Health System Revenue (Texas Health Resources System)
   5.75%, 2/15/2014 (Insured; MBIA)                                                           9,470,000               10,245,782



                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas:
   10.464%, 12/1/2020                                                                         7,605,000  (a,b)         8,383,068

   GO (Veterans Housing Assistance Fund) 7%, 12/1/2025                                        7,915,000                8,381,194

   Public Finance Authority 5.50%, 10/1/2012                                                 11,000,000               12,189,100

Tomball Hospital Authority, HR (Tomball Regional Hospital)

   6%, 7/1/2029                                                                              10,000,000                9,420,500

UTAH--1.4%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           9,555,000                9,979,529

   Zero Coupon, 8/15/2024                                                                     3,090,000                  796,478

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific Project) 5.70%, 11/1/2026                                                  22,600,000               21,526,048

Utah Housing Finance Agency, Single Family Mortgage

   6.65%, 7/1/2027                                                                            3,780,000                3,942,389

VERMONT--.4%

Vermont Housing Finance Agency,
   Single Family Housing 6.875%, 5/1/2025                                                    10,500,000               10,828,545

VIRGINIA--.2%

Giles County Industrial Development Authority,

  Solid Waste Disposal Facility Revenue
  (Hoechst Celanese Corp. Project)

   6.625%, 12/1/2022                                                                          4,715,000                4,869,322

WASHINGTON--1.7%

Industrial Development Corp. of the Port of Seattle,
  Special Facilities Revenue

   (Northwest Airlines, Inc. Project) 7.25%, 4/1/2030                                         6,000,000                6,055,860

King County 5.25%, 1/1/2034 (Insured; MBIA)                                                   6,275,000                6,352,685

Public Utility District Number 1 of Chelan County,

   Chelan Hydro Consolidated System Revenue
   6.55%, 7/1/2023                                                                           10,000,000               11,442,300

Seattle, Municipal Light and Power Revenue, Improvement:

   5.50%, 3/1/2013 (Insured; FSA)                                                            11,585,000               12,645,723

   5.50%, 3/1/2016 (Insured; FSA)                                                             7,440,000                7,971,365

WEST VIRGINA--.3%

Braxton County, Solid Waste Disposal Revenue
  (Weyerhaeuser Co. Project)

   6.50%, 4/1/2025                                                                            8,000,000                8,332,880

WISCONSIN--1.7%

Madison, IDR (Madison Gas and Electric Co. Project)

   6.75%, 4/1/2027                                                                           10,000,000               10,308,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN (CONTINUED)

Wisconsin 5.30%, 5/1/2017                                                                    10,000,000               10,524,700

Wisconsin Health and Educational
  Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                               25,750,000               23,946,985

WYOMING--.6%

Sweetwater County, SWDR (FMC Corp. Project)
   6.90%, 9/1/2024                                                                           16,225,000               16,805,368

U.S. RELATED--2.3%

Commonwealth of Puerto Rico (Public Improvement)

   5.25%, 7/1/2016 (Insured; FSA)                                                             6,500,000                7,152,860

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue

   6%, 7/1/2039                                                                              20,050,000               22,535,599

Puerto Rico Infrastructure Financing Authority,
   Special Obligation:

      5.50%, 10/1/2032                                                                        7,000,000                7,515,130

      5.50%, 10/1/2040                                                                       22,000,000               23,536,480

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $2,468,152,048)                                                                                           2,598,449,613
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.5%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.3%

McIntosh Industrial Development Board,
  Environmental Improvement Revenue, VRDN

   (CIBC Specialty) 2.50%                                                                     9,200,000  (e)           9,200,000

FLORIDA--.6%

Hillsborough County Industrial Development
  Authority, PCR, VRDN

   (Tampa Electric Co. Project) 2.60%                                                         5,000,000  (e)           5,000,000

Martin County, VRDN (Florida Power and Light Co. Project):

   PCR 2.65%                                                                                  7,200,000  (e)           7,200,000

   SWDR 2.60%                                                                                 4,050,000  (e)           4,050,000

KENTUCKY--.2%

Louisville and Jefferson County Regional Airport Authority,
  Special Facilities Revenue, VRDN

   (United Parcel Service Worldwide Forwarding) 2.55%                                         5,000,000  (e)           5,000,000

LOUISIANA--.2%

Ascension Parish, Revenue, VRDN (BASF Corp. Project) 2.70%                                    4,300,000  (e)           4,300,000


                                                                                            Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                               Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND--.1%

Maryland Energy Financing Administration,
  SWDR, Limited Obligation,

   VRDN (Cimenteries Project) 2.60% (LOC; Deutsche Bank AG)                                   3,100,000  (e)           3,100,000

MISSOURI--.1%

Missouri Health and Educational Facilities Authority,
  Health Facilities Revenue, VRDN

   (Bethesda Health Group) 2.65% (LOC; Firstar Bank NA)                                       1,000,000  (e)           1,000,000

OHIO--.1%

Ohio Air Quality Development Authority, PCR, VRDN

   (Ohio Edison Co.) 2.70% (LOC; Barclays Bank PLC)                                           2,000,000  (e)           2,000,000

TEXAS--.8%

Brazos River Harbor Navigation District,
  Harbor Revenue, VRDN

   (BASF Corp. Project) 2.70%                                                                14,600,000  (e)          14,600,000

Harris County Industrial Development Corp., SWDR, VRDN

   (Exxon Project) 2.60%                                                                      7,400,000  (e)           7,400,000

WASHINGTON--.1%

Washington Housing Finance Commission,
  Multi-Family Housing Revenue, VRDN

   (Country Club Apartments) 2.75% (LOC; U.S. Bank N. A.)                                     3,540,000  (e)           3,540,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $66,390,000)                                                                                                 66,390,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,534,542,048)                                                           99.8%            2,664,839,613

CASH AND RECEIVABLES (NET)                                                                          .2%                5,834,333

NET ASSETS                                                                                       100.0%            2,670,673,946

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                          Insurance Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              43.5

AA                               Aa                              AA                                               23.0

A                                A                               A                                                10.4

BBB                              Baa                             BBB                                               8.4

BB                               Ba                              BB                                                5.4

B                                B                               B                                                  .2

F1                               MIG1/P1                         SP1/A1                                            2.5

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     6.6

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $205,195,031 OR 7.7% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,534,542,048  2,664,839,61

Interest receivable                                                  40,789,632

Receivable for investment securities sold                            21,085,657

Receivable for shares of Common Stock subscribed                         24,166

Prepaid expenses                                                         18,975

                                                                  2,726,758,043
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,504,236

Cash overdraft due to Custodian                                       2,925,073

Payable for investment securities purchased                          51,015,053

Payable for shares of Common Stock redeemed                             232,916

Accrued expenses                                                        406,819

                                                                     56,084,097
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,670,673,946
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,591,929,576

Accumulated net realized gain (loss) on investments                (51,553,195)

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 4                                            130,297,565
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,670,673,946
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(600 million shares of $.001 par value Common Stock authorized)     216,795,373

NET ASSET VALUE, offering and redemption price per share ($)              12.32

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST                                                           150,947,275

EXPENSES:

Management fee--Note 3(a)                                           15,523,722

Shareholder servicing costs--Note 3(b)                               2,086,852

Professional fees                                                      687,863

Custodian fees                                                         120,888

Directors' fees and expenses--Note 3(c)                                 60,082

Prospectus and shareholders' reports                                    43,835

Registration fees                                                       30,442

Loan commitment fees--Note 2                                            29,201

Miscellaneous                                                           43,537

TOTAL EXPENSES                                                      18,626,422

INVESTMENT INCOME--NET                                             132,320,853
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,951,806)

Net unrealized appreciation (depreciation) on investments          145,064,965

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             140,113,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               272,434,012

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             ----------------------------------

                                                     2001                2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        132,320,853         140,266,549

Net realized gain (loss) on investments       (4,951,806)         (45,475,090)

Net unrealized appreciation
   (depreciation) on investments             145,064,965           33,496,276

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 272,434,012          128,287,735
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                      (132,320,853)        (140,266,549)

Net realized gain on investments                 (66,169)             (48,282)

TOTAL DIVIDENDS                             (132,387,022)        (140,314,831)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 330,393,935         373,968,838

Dividends reinvested                           83,033,365          87,765,857

Cost of shares redeemed                      (482,443,864)       (689,270,579)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (69,016,564)       (227,535,884)

TOTAL INCREASE (DECREASE) IN NET ASSETS        71,030,426        (239,562,980)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,599,643,520        2,839,206,500

END OF PERIOD                               2,670,673,946        2,599,643,520
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    27,787,143           33,177,785

Shares issued for dividends reinvested          6,978,541            7,734,165

Shares redeemed                               (40,569,618)        (60,914,533)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,803,934)        (20,002,583)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended August 31,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            11.68          11.70          12.85          12.55         12.23

Investment Operations:

Investment income--net                                            .61            .60            .62            .64           .67

Net realized and unrealized
   gain (loss) on investments                                     .64           (.02)          (.93)           .37           .33

Total from Investment Operations                                 1.25            .58           (.31)          1.01          1.00

Distributions:

Dividends from investment income--net                           (.61)          (.60)          (.62)         (.64)          (.67)

Dividends from net realized
   gain on investments                                         .00(a)         .00(a)          (.22)         (.07)          (.01)

Total Distributions                                             (.61)          (.60)          (.84)         (.71)          (.68)

Net asset value, end of period                                  12.32         11.68          11.70          12.85         12.55
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                11.00          5.28          (2.60)          8.36          8.24
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .72           .76            .73            .73           .71

Ratio of net investment income
   to average net assets                                         5.11          5.32           4.98           5.04          5.39

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --           .01          .00(b)           .01             --

Portfolio Turnover Rate                                         42.71         40.51          55.77          63.07         66.89
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                              2,670,674     2,599,644      2,839,207      3,334,983      3,454,776

(A)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Bond Fund, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants
(" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective September 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $40,889,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $13,171,000 of the carryover expires in fiscal 2008 and $27,718,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the fund was charged $1,058,435 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $728,894 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended August 31, 2001, redemption fees charged and retained by the fund amounted to $64,743.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $1,069,999,241 and $1,123,789,328 respectively.

At August 31, 2001, accumulated net unrealized appreciation on investments was $130,297,565, consisting of $153,561,616 gross unrealized appreciation and $23,264,051 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund, Inc. at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2001 as " exempt-interest dividends" ( not generally subject to regular Federal income tax.)

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.



NOTES


                                                           For More Information

                        Dreyfus Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  054AR0801